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                                                                    EXHIBIT 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                      AND CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002*

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C
Section 1350, as adopted), Irene A. Chow, Chairman and Chief Executive Officer of Genelabs Technologies, Inc. (the "Company"), and Matthew M. Loar, Chief Financial Officer of the Company, each hereby certifies that, to the best of her/his knowledge:

         1. The Company's Quarterly Report on Form 10-Q for the period ended September 30, 2003, to which this Certification is attached as Exhibit
32.1 (the "Periodic Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Periodic Report fairly presents, in all material respects, the financial condition of the Company at the end of the period covered by the Periodic Report and results of operations of the Company for the period covered by the Periodic Report.

Dated: November 14, 2003

 /s/ IRENE A. CHOW                                 /s/ MATTHEW M. LOAR
------------------------------------               -----------------------------
Irene A. Chow                                      Matthew M. Loar
Chairman and Chief Executive Officer               Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authentication, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this statement required by section 906, has been provided to Genelabs Technologies and will be retained by Genelabs Technologies and furnished to the Securities and Exchange Commission ("SEC") or its staff upon request.

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* This certification accompanies the Form 10-Q to which it relates, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-Q), irrespective of any general incorporation language contained in such filing.